EXHIBIT 3.3

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                            (After Issuance of Stock)

                           OnLine Entertainment, Inc.
                               Name of Corporation

WE THE UNDESIGNED     Larry G. Arnold, CEO                                 and
                   -------------------------------------------------------
                                    President or Vice President

    Kris M. Budinger, Secretary       of    OnLine Entertainment, Inc.
-----------------------------------       ------------------------------------
   Secretary or Assistant Secretary               Name of Corporation

DO HEREBY CERTIFY:

         THAT THE BOARD OF DIRECTORS OF SAID CORPORATION AT A MEETING DULY CONVENED, HELD ON THE 2nd day of December , 1999, ADOPTED A RESOLUTION TO AMEND THE ORIGINAL ARTICLES AS FOLLOWS:

         ARTICLE      One      IS HEREBY AMENDED TO READ AS FOLLOWS:

         "The name of the corporation is: OnLine Power Supply, Inc."


         THE NUMBER OF SHARES OF THE CORPORATION OUTSTANDING AND ENTITLED TO VOTE ON A N AMENDMENT TOT THE ARTICLES OF INCORPORATION IS 12,202,971 ; THAT THE SAID CHANGE(S) AND AMENDMENT HAVE BEEN CONSENTED TO AND APPROVED BY A MAJORITY VOTE OF THE STOCKHOLDERS HOLDING AT LEAST A MAJORITY OF EACH CLASS OF STOCK OUTSTANDING AND ENTITLED TO VOTE THEREON.


                                      /s/   Larry G. Arnold, CEO
                                    --------------------------------------------
                                            President or Vice President

                                    /s/   Kris M. Budinger, Secretary
                                   --------------------------------------------
                                            Secretary or Assistant Secretary

State of Colorado                   }
                                    }ss.
County of Arapahoe                  }

         On December 10, 1999, personally appeared before me, a Notary Public, Larry G. Arnold and Kris M. Budinger who acknowledged that they executed the above instrument.


                                     /s/
                                   --------------------------------------------
                                          Signature of Notary
(Notary Stamp or Seal)


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